Click to edit Master title style fcx.com FCX Conference Call 2nd Quarter 2021 Results July 22, 2021

Click to edit Master title styleautionary Statemen Regarding Forward-Looking Statements This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to ore grades and milling rates; business outlook; production and sales volumes; unit net cash costs; cash flows; capital expenditures; liquidity; operating costs; operating plans; FCX's financial policy; FCX's expectations regarding PT-FI's ramp-up of underground mining activities and future cash flows through 2022; PT-FI's development, financing, construction and completion of new domestic smelting capacity in Indonesia totaling 2 million metric tons of concentrate per year by December 2023; expectations regarding negotiations with hourly employees at Cerro Verde including completion of new CLAs; FCX’s commitments to deliver responsibly produced copper, including plans to implement and validate all of its operating sites under specific frameworks; improvements in operating procedures and technology; exploration efforts and results; development and production activities, rates and costs; tax rates; export quotas and duties; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineralization and reserve estimates; execution of the settlement agreements associated with the Louisiana coastal erosion cases and talc-related litigation; descriptions of our objectives, strategies, plans, goals or targets, including our net debt target; and future returns to shareholders, including dividend payments, share purchases and sales. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” "targets," “intends,” “likely,” “will,” “should,” “could,” “to be,” ”potential," “assumptions,” “guidance,” “future” and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of future dividends is at the discretion of the Board of Directors (Board) and will depend on FCX's financial results, cash requirements, future prospects, global economic conditions, and other factors deemed relevant by the Board. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, changes in the credit ratings of FCX; changes in FCX's cash requirements, financial position, financing plans or investment plans; changes in general market, economic, tax, regulatory or industry conditions; the duration and scope of and uncertainties associated with the COVID-19 pandemic, and the impact thereof on commodity prices, FCX’s business and the global economy and any related actions taken by governments and businesses; FCX’s ability to contain and mitigate the risk of spread or major outbreak of COVID-19 at its operating sites, including at PT-FI’s remote operating site in Papua; supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations; production rates; timing of shipments; results of feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the potential effects of violence in Indonesia generally and in the province of Papua; the Indonesia government's extension of PT-FI's export license after March 15, 2022; risks associated with underground mining; satisfaction of requirements in accordance with PT-FI's special mining license to extend mining rights from 2031 through 2041; the Indonesia government's approval of a deferred schedule for completion of new domestic smelting capacity in Indonesia; expected results from improvements in operating procedures and technology, including innovation initiatives; industry risks; regulatory changes; political and social risks; labor relations, including labor-related work stoppages and costs; weather- and climate-related risks; environmental risks; litigation results; cybersecurity incidents; changes in general market, economic and industry conditions; financial condition of FCX’s customers, suppliers, vendors, partners and affiliates, particularly during weak economic conditions and extended periods of volatile commodity prices; reductions in liquidity and access to capital; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks; and other factors described in more detail under the heading “Risk Factors” in FCX's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission (SEC). Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. This presentation also includes forward-looking statements regarding mineralized material not included in proven and probable mineral reserves. Mineralized material is a mineralized body that has been delineated by appropriately spaced drilling and/or underground sampling to support the estimated tonnage and average metal grades. Such a deposit cannot qualify as recoverable proven and probable reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development costs, unit costs, grades, recoveries and other material factors. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineralized material not included in reserves will become proven and probable mineral reserves. This presentation also contains financial measures such as unit net cash costs per pound of copper, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, FCX's calculation and reconciliation of unit net cash costs per pound of copper and net debt to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX’s 2Q21 press release, which is available on FCX's website, "fcx.com.” A reconciliation of adjusted EBITDA to amounts reported in FCX’s consolidated financial statements is included on slide 35. 2

Click to edit Master title style 3 2Q21 Highlights Cash Flows Net Debt (4)($ bns) (1) Includes 7¢/lb associated with nonrecurring labor-related charges at Cerro Verde for agreements reached with 57% of its hourly employees. (2) Includes working capital sources of $0.5 bn. (3) Includes $0.3 bn for major projects. (4) Net debt equals consolidated debt less consolidated cash and cash equivalents. See Cautionary Statement. e = estimate. Key Stats Actual Copper Sales (mm lbs) 929 Copper Realization ($/lb) $4.34 Gold Sales (k ozs) 305 Unit Net Cash Costs ($/lb) $1.48  Prioritizing health and safety; COVID vaccination programs  Ramp-up of Grasberg underground mines advancing on schedule ➢ 20% increase in ore production rates from 1Q21 ➢ Annualized metals sales expected to reach post ramp-up targets by YE 2021e  Strong financial results and cash flow generation ➢ Reduced net debt by $2.7 billion in 1H21  Achieved targeted net debt level ➢ Positioned for increasing cash returns to shareholders and investments in future organic growth  Advancing studies to add new capacity  Favorable market outlook (1) Operating Cash Flow CAPEX $0.4 (3) $2.4 (2) $6.1 $3.4 2Q21 YE 2020 2Q212Q20 $8.4

Click to edit Master title style $4.00/lb Cu $5.00/lb Cu 4  New assurance framework developed to demonstrate the copper industry’s responsible production practices and contribution to the United Nations Sustainable Development Goals  Producers participating in the Copper Mark are committed to adhering to internationally recognized responsible operating practices  Framework covers 32 issue areas across 5 ESG categories formalized in the Responsible Minerals Initiative’s Risk Readiness Assessment  The Copper Mark is currently evaluating extension to by-product metals  Requires third-party assurance of site performance and independent Copper Mark validation every 3 years  FCX is committed to achieving the Copper Mark at all of its copper producing sites The C pper rk Recognition for Responsible Production Awarded Letter of Commitment Planned Morenci (AZ) Miami Smelter (AZ) El Paso Refinery (TX) El Abra (Chile) Cerro Verde (Peru) Atlantic Copper (Spain) Bagdad (AZ) Chino (AZ) Tyrone (NM) Safford (AZ) Sierrita (AZ) PT-FI (Indonesia) Copper Mark Status by Site: See Cautionary Statement.

Click to edit Master title styleopper – Metal of the Future Critical to Global Decarbonization 5 Electric vehicles use up to four times more copper than internal combustion engines. Renewable energy technologies use four to five times more copper than fossil fuel power generation. Copper consumption associated with electric vehicles and renewable energy technologies is expected to grow rapidly over the next several years. More than 70% of the world’s copper is used in applications that deliver electricity. See Cautionary Statement. Source: International Copper Association Freeport is strategically positioned as a leading copper producer Intensity of Use Is Increasing with Decarbonization

Click to edit Master title styleompelling Investment Cas For Copper & Freeport  Responsible Producer of Scale  Strong Cash Flows  Embedded Growth Options  Long-lived Reserves  Attractive Capital Allocation Framework Structural Deficits/ Premium Value 6  Permitting  Geology  Longer Lead Times  Pipeline is Thin 4.6 2.1 Project Approval Rate Has Been Slow in Recent Years Only 8 projects > 100k Mt/a 2012 Current Rising Demand Supply Scarcity 38 Probable Projects 51 Probable Projects  Global Growth Accelerating  New Demand Drivers for Clean Energy (million metric tons) See Cautionary Statement. Source: Wood Mackenzie, December 2012 and June 2021

Click to edit Master title styleGrowing Margins & Cash F ow 2022e/2023e Avg ($ in billions) Annual EBITDA Estimates (1) (1) Based on July 2021 sales estimates, $1,800/oz Au and $16/lb molybdenum. 2021e EBITDA approximates $10.9 bn assuming $4.25/lb Cu, $1,800/oz Au and $16/lb molybdenum for 2H21e. Note: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement $4.00/lb Cu $5.00/lb Cu  Volume Growth  Efficient Cost Structure  Expanding Margins  Additional Embedded Growth Options in Portfolio  Laser Focused on Execution 7 2021e v. 2020 2022e v 2021e Copper ~20% ~15% Gold ~55% ~20% ~$12.5 ~$17

Click to edit Master title style 0% 25% 50% 75% 100% 4Q19 4Q20 4Q21e 2022e Grasberg Underground Advancing on Schedule e = estimate. See Cautionary Statement. Note: Includes production from Grasberg Block Cave, DMLZ, DOZ and Big Gossan Q u a rt e rl y P ro d u c ti o n A n n u a li z e d a s % o f T a rg e te d A v e ra g e 2 0 2 1 e -2 0 2 3 e 8 2021e-2023e Annual Average 1.55 bn lbs Cu & 1.6 mm ozs Au  2Q21 annualized metal sales reached 78% of post ramp-up targets  Expected to reach 100% by YE 2021e

Click to edit Master title styleFuture Grow h Emb dded in Existing Asset Base Provides Increased Leverage to Higher Copper Prices  Bagdad Expansion ➢ Current ~80-year reserve life ➢ Reviewing +100K st/d mill expansion with +200 mm lbs Cu per year  Lone Star ➢ Oxide project advances opportunity for development of potentially massive sulfide resource (mill project) ➢ Potential 50+ bn lb Cu resource*  Other U.S. brownfield projects  Leach Technology Advancements  El Abra Mill Project - Chile ➢ 17+ bn lb Cu resource ➢ Reviewing potential 240K mt/d mill project with +0.7 bn lbs Cu per year  Ongoing optimization at Cerro Verde - Peru  Leach Technology Advancements  CirCular Project - Spain ➢ ESG project (Circular Economy); recycle electronic material  Kucing Liar - Grasberg Minerals District ➢ Reserves: 6 bn lbs Cu & 6 mm ozs Au ➢ Leverage existing infrastructure ➢ 90K mt/d block cave; optimize value with focus on lower pyrite areas of deposit ➢ Proceeding with studies, test work & drilling 9 NORTH AMERICA INDONESIASOUTH AMERICA EUROPE * Potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the potential resources will become proven and probable reserves. See Cautionary Statement. Lone Star El Abra Atlantic Copper Kucing Liar Grasberg Minerals District Grasberg

Click to edit Master title styleLone Star Oxide Project Continues to Expand with Long-Term Sulfide Potential  Oxide project advances opportunity for development of potentially massive sulfide resource (mill project)  Potential 50+ bn lb Cu resource*  75K t/d stacking rate  ~200mm lbs Cu/year at full rates  95K t/d stacking rate  ~285mm lbs Cu/year at full rates 10 Long-Term Sulfide Potential Current Plan Near-Term Potential  105/110K t/d stacking rate  ~330 mm lbs Cu/year at full rates  Small investment for tankhouse capacity & additional mining equipment Original Project, 2017 * Potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the potential resources will become proven and probable reserves. See Cautionary Statement. Oxide Project Expands X-Section showing Oxide on top of the Sulfide PotentialSulfide deposit Oxide Reserve Pit Conceptual Sulfide Resource Pit Lone Star Resource Cross-Section Oxide deposit A B A B

Click to edit Master title style 11 Advancing New Leach Technologies Taking Leach to the Next Level  Industry leader with long history of leach production  Internal and external initiatives to advance sulfide leaching technologies and to drive continuous recovery improvement  Data analytics providing new insights to drive additional value  Focused on traditional ores & ores that have been typically considered difficult to leach, like chalcopyrite  Leveraging both R&D & in-field trials at existing leach stockpiles & future opportunities to recover Cu from below mill cut-off grade material  Success would enable utilization of latent tank house capacity with limited capital investment  Low carbon footprint South America 16% Balance North America 34% Morenci 50% Copper in Leach Stockpiles Unrecoverable by Traditional Leach Methods 38 bn lbs Contained* * Copper that is currently not included in reserves or mineralized material. See Cautionary Statement.

12 Global Industry Leader One of the world’s largest publicly traded copper producers; Seasoned and value- driven global team; 30+ year reserve life with substantial additional resources Trusted Operator Strong reputation and franchise in 4 countries; Synergistic operation of all assets World-Class Developer Industry leading track record for major project execution in complex jurisdictions Block Cave Leader Industry leading technical capabilities; Decades of block caving experience Responsible Producer Long-standing commitment to all of our stakeholders including our employees, communities, host countries, customers and suppliers “Charging Ahead” Responsibly. Reliably. Relentlessly. See Cautionary Statement.

13 “Charging Ahead” As One Freeport TEAM

Click to edit Master title style Financial Review & Outlook

Click to edit Master title style2Q 2021 Operations Update  Lone Star - Arizona ➢ Achieved design capacity of ~200 mm lbs per annum ➢ Opportunities to increase to > 300 mm lbs per annum ➢ Bringing forward leach pad options to enhance opportunities ➢ Long-term development options include large-scale sulfide resources  Bagdad - Arizona ➢ Advancing studies to add new capacity  Morenci - Arizona ➢ Restarting mill capacity idled in 2020 ➢ 60% increase in mill throughput by 2Q22e  El Abra - Chile ➢ Stacking rate avg: 94k mt/d, slightly above forecast ➢ Adding incremental copper production: 70 mm lbs per annum* beginning in mid-2022e ➢ New leach pad under construction ➢ Monitoring potential changes in government fiscal matters in Chile and will defer major investment decisions pending future clarity * ~50% of increase is expected in 2021e with full rates to be achieved in 2022e 15e = estimate. See Cautionary Statement.  Cerro Verde - Peru ➢ Mill avg: 374k mt/d, slightly above forecast ➢ Plan to return to pre-COVID-19 levels of ~400k mt/d in 2022e ➢ Completed new agreements with 57% of Cerro Verde hourly employees ➢ Negotiating with remaining hourly employees  Grasberg – Indonesia ➢ Underground ramp-up › 41 new drawbells added; over 460 total › Second crusher installed at Grasberg Block Cave › DMLZ/Grasberg Block Cave Operating Rates  Avg: ~118k mt/d; 20% above 1Q21 rates › Grasberg Block Cave achieved a daily record of 107k t/d ➢ Mill projects › 3rd SAG mill installation in progress (2023 completion) › Advancing new mill recovery project SOUTH AMERICANORTH AMERICA INDONESIA Cu Sales: 389 mm lbs Cu Sales: 230 mm lbs Cu Sales: 310 mm lbs Au Sales: 302 k ozs

Click to edit Master title styleIndonesian Smelt Upda e  PT-FI committed in 2018 IUPK to construct 2 mm tpy in-country processing facility of Cu concentrate by December 2023 ➢ Project has been delayed by COVID-19  Advancing commercial arrangements for 30% expansion of existing smelter (PT Smelting) ➢ Target completion date of YE 2023 ➢ Estimated cost: ~$250 mm  Awarded construction contract to Chiyoda for greenfield smelter and related refinery in East Java near PT Smelting ➢ Annual capacity 1.7 mm tpy of concentrate ➢ To be completed as soon as feasible in 2024* ➢ Target price: ~$2.8 bn**  Precious metal refinery (PMR) to process slimes from PT Smelting and new greenfield smelter ➢ Estimated cost: ~$250 mm  Capital costs shared 51%/49% (PT Inalum/FCX)  PT-FI entered into a $1 bn five-year unsecured bank credit facility to advance these projects  Future smelter spend to be debt financed by PT-FI  Annual debt service cost expected to be essentially offset by phase out of export duty 16 * Dependent on no further pandemic-related disruptions ** Excludes capitalized interest, owner’s costs and commissioning e = estimate. See Cautionary Statement. ~$180 $88 ~$200 ~$98 Estimated Annual Costs After Tax Debt Service (1) (2023e – 2041e) Estimated Annual Savings (5% Export Duty) (2) (1) Assumes debt service over life of project (2) Assumes prices of $4.00/lb copper and $1,700/oz gold Annual Debt Service Cost Expected to be Essentially Offset by Phase Out of Export Duty ($ in mms) 100% FCX’s Equity Share 100% FCX’s Equity Share Preliminary Estimate of Spending on Greenfield Smelter and PMR $0.3 $1.4 $0.9 $0.5 2021e 2022e 2023e 2024e ($ in bns) NOTE: Capital spending on the smelter will be debt financed (economics shared 49% by FCX) and will not be deducted from cash available for returns to shareholders.

Click to edit Master title styleAnnual Sales Profile July 2021 Estimate (1) Consolidated copper sales include 608 mm lbs in 2020, 740 mm lbs in 2021e, 860 mm lbs in 2022e and 1,460 mm lbs in 2023e for noncontrolling interests; excludes purchased copper. (2) Consolidated gold sales include 158k ozs in 2020, 245k ozs in 2021e, 300k ozs in 2022e and 800k ozs in 2023e for noncontrolling interests. e = estimate. See Cautionary Statement. 0 1 2 3 4 5 2020 2021e 2022e 2023e 3.2 3.85 4.4 4.4 0 1 2 2020 2021e 2022e 2023e 0.9 1.3 1.6 1.8 0 25 50 75 100 2020 2021e 2022e 2023e 80 86 80 80 17 (million ozs)(billion lbs)Copper Sales(1) Gold Sales(2) (million lbs)Molybdenum Sales

Click to edit Master title style NOTE: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement. (1) U.S. Dollar Exchange Rates: 716 Chilean peso, 14,300 Indonesian rupiah, $0.77 Australian dollar, $1.22 Euro, 3.90 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. $0 $5 $10 $15 $20 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’22e/’23e $0 $3 $6 $9 $12 $15 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’22e/’23e ($ in bns except copper, gold and molybdenum prices) Operating cash flow l Excludes working capital changes ($1,800/oz gold, $16/lb molybdenum) EBITDA l ($1,800/oz gold, $16/lb molybdenum) EBITDA and Cash Flow at Various Copper Prices Sensitivities Average ’22e/’23e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $330 Molybdenum +/-$1.00/lb $ 70 Gold +/-$50/oz $ 55 Currencies (1) +/-10% $140 Diesel +/-10% $ 45 Copper +/-$0.10/lb $435 Molybdenum +/-$1.00/lb $ 80 Gold +/-$50/oz $ 80 Currencies(1) +/-10% $200 Diesel +/-10% $ 60 18

Click to edit Master title style 2020 2021e 2022e onsolidated Capital Expenditures Estimates Excluding Indonesian Smelter CAPEX (1) Major Projects (1) See slide 16; smelter investments expected to be funded by PT-FI with debt financing. (2) Net of scheduled contributions from PT Inalum for expansion capital spending that will be reflected in financing on the cash flow statement. (3) Major projects include CAPEX associated with Grasberg underground development and supporting mill and power capital costs ($1.0 bn in 2020, $1.2 bn in 2021e, and $1.0 bn in 2022e) and Lone Star ($0.2 bn in 2020 and $0.1 bn in 2022e); also includes discretionary growth spending at PT-FI for mill recovery project ($0.1 bn in 2022e). NOTE: Amounts include capitalized interest. e= estimate. See Cautionary Statement. $1.2(3) $2.0 $0.8 Other $1.4(3) $2.2 $0.8 Net of Scheduled Contributions $1.8(2) ($ in bns) $2.0(2) 19 $2.3(2) $2.5 $1.2(3) $1.3 $

20 Strong Financial Performance Driven by Growing Volumes and Pricing Net Debt / Adjusted EBITDA** 2Q20 2Q21 $8.4 $3.4 (US$ bns) Net Debt *$ Financial Policy Provides Framework for Cash Returns to Shareholders, Investments & Balance Sheet Management 3.5x 0.4x * Net debt equals consolidated debt less consolidated cash and cash equivalents. ** Trailing 12-months See Cautionary Statement.

Click to edit Master title styleFinancial Policy 21  Policy aligned with strategic objectives of maintaining a strong balance sheet, increasing cash returns to shareholders and advancing opportunities for future growth  Annual base dividend of $0.30/share, paid quarterly  Performance-Based Payout Policy  After net debt target of $3 bn - $4 bn is achieved (excluding smelter debt), up to 50% of Free Cash Flow* for shareholder returns ➢ Determine at least annually taking into account market conditions, operational/financial outlook, future investments, etc.  With recent achievement of net debt target, expect Board to consider the amount of additional cash returns to shareholders following 2021 annual results Organic Growth Balance Sheet Strength Up to 50% for Cash Returns to Shareholders * Available cash flows generated after planned capital spending and distributions to noncontrolling interests See Cautionary Statement

22 World’s Premier Publicly Traded Copper Producer Industry Leader with Size, Scale and Durability Copper Supported by Positive Long-Term Fundamentals Strong Track Record and Commitment to Communities / Environmental Responsibility Growing Production and Cash Flow Profile Portfolio of High-Quality Copper / Gold Assets with Embedded Growth Options Difficult to Replicate Technically Proficient Proven Capabilities Experienced Management Team

Click to edit Master title style Reference Slides

Click to edit Master title style 24 Our COVID-19 Response Providing monetary and in-kind contributions of medical supplies and food in areas where we operate Active and preventive management, through the implementation of global health guidelines, including testing, screening, tracking and vaccine program As a leading supplier of copper to the global economy, FCX continues to meet the needs of its customers WE ARE IN THIS TOGETHER Serving Our Customers Supporting Our Communities Prioritizing the Health & Well-Being of Our Workforce

Click to edit Master title style 25 Financial Highlights Copper Consolidated Volumes (mm lbs) 929 1,754 Average Realization (per lb) $ 4.34 $ 4.25 Site Production & Delivery Costs (per lb) $ 2.02 $ 1.94 Unit Net Cash Costs (per lb) $ 1.48 $ 1.44 Gold Consolidated Volumes (000’s ozs) 305 563 Average Realization (per oz) $1,794 $1,785 Molybdenum Consolidated Volumes (mm lbs) 22 43 Average Realization (per lb) $13.11 $12.38 2Q21 (1) Includes 7¢/lb of copper in 2Q21 and 4¢/lb of copper in 1H21 associated with nonrecurring labor-related charges at Cerro Verde for agreements reached with 57% of its hourly employees. (2) Includes working capital sources of $0.5 bn for 2Q21 and $0.2 bn for 1H21. Revenues $ 5.7 $ 10.6 Net Income Attributable to Common Stock $ 1.1 $ 1.8 Diluted Net Income Per Share $ 0.73 $ 1.21 Operating Cash Flows $ 2.4 $ 3.5 Capital Expenditures $ 0.4 $ 0.8 Total Debt $ 9.7 $ 9.7 Consolidated Cash and Cash Equivalents $ 6.3 $ 6.3 (2) (in billions, except per share amounts) Sales Data Financial Results 1H21 (1) (1)

Click to edit Master title style 26 2Q21 Mining Operating Summary (1) Includes 4 mm lbs in 2Q21 and 2Q20 from South America. (2) Silver sales totaled 0.8 mm ozs in 2Q21 and 0.6 mm ozs in 2Q20. (3) Silver sales totaled 1.4 mm ozs in 2Q21 and 0.8 mm ozs in 2Q20. (4) South America includes 30¢/lb and Consolidated includes 7¢/lb associated with nonrecurring labor-related charges at Cerro Verde for agreements reached with 57% of its hourly employees. NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX’s consolidated financial statements, refer to “Product Revenues and Production Costs” in the supplemental schedules of FCX’s 2Q21 press release, which is available on FCX’s website. Cash Unit Costs Site Production & Delivery $2.14 $2.48 $1.54 $2.02 By-product Credits (0.25) (0.31) (1.93) (0.82) Treatment Charges 0.08 0.13 0.24 0.14 Royalties & Export Duties - 0.01 0.40 0.14 Unit Net Cash Costs $1.97 $2.31 $0.25 $1.48 North South America America Indonesia Consolidated(per lb of Cu)2Q21 Unit Production Costs North America 18 22 (1) (1) Mo mm lbs 2Q21 2Q20 368389 2Q21 2Q20 Cu mm lbs Indonesia (3) 172 310 2Q21 2Q20 180 302 2Q21 2Q20 South America (2) 2Q21 2Q20 230 219 by Region Au 000 ozs Sales From Mines for 2Q21 & 2Q20 (4) (4) (4) (4)

Click to edit Master title style2021e Operational Data 27 (1) (1) Includes molybdenum produced in South America. (2) Includes gold produced in North America. (3) Estimates assume average prices of $1,800/oz for gold and $16/lb for molybdenum for 2H21e. Quarterly unit costs will vary significantly with quarterly metal sales volumes. (4) Production costs include profit sharing in South America and severance taxes in North America. (5) South America includes 7¢/lb and Consolidated includes 2¢/lb associated with nonrecurring labor-related charges at Cerro Verde for agreements reached with 57% of its hourly employees. e = estimate. See Cautionary Statement. (per lb of Cu) North South America America Indonesia Consolidated Site Production & Delivery, excl. adjs.(4) $2.17 $2.19(5) $1.42 $1.91(5) By-product Credits (0.35) (0.31) (1.86) (0.86) Treatment Charges 0.09 0.13 0.24 0.16 Royalties & Export Duties - 0.01 0.39 0.14 Unit Net Cash Costs $1.91 $2.02(5) $0.19 $1.35(5) 2021e Unit Net Cash Costs (3) 1,050 86 1,465 1,335 1.3 (2) North America IndonesiaSouth America by Region2021e Sales Mo mm lbs Cu mm lbs Au mm ozs

Click to edit Master title style2021e Outlook Copper: 3.85 billion lbs Gold: 1.3 million ozs Molybdenum: 86 million lbs Sales Outlook Unit Net Cash Cost of Copper Operating Cash Flows (3) Capital Expenditures  Site prod. & delivery ➢ 2021e: $1.91/lb (1) ➢ 3Q21e: $1.95/lb After by-product credits (2) ➢ 2021e: $1.35/lb (1) ➢ 3Q21e: $1.33/lb ~$7.5 billion @ $4.25/lb copper for 2H21e Each 10¢/lb change in copper in 2H21e = $200 million  $2.2 billion (4) (1) Includes 2¢/lb associated with nonrecurring labor-related charges at Cerro Verde for agreements reached with 57% of its hourly employees. (2) Assumes average prices of $1,800/oz gold and $16/lb molybdenum in 2H21e. (3) Includes $0.4 bn of working capital and other sources. Assumes average prices of $1,800/oz gold and $16/lb molybdenum in 2H21e; each $100/oz change in gold would have an approximate $50 mm impact and each $2/lb change in molybdenum would have an approximate $55 mm impact. (4) PT Inalum scheduled contributions in 2021e approximate $0.2 bn; excludes Indonesia smelter expenditures. e = estimate. See Cautionary Statement. 28 ➢ $1.4 billion for major projects ➢ $0.8 billion for other mining

Click to edit Master title style2021e Quarterly Sales 0 200 400 600 800 1,000 1,200 1Q21 2Q21 3Q21e 4Q21e 825 929 1,035 1,060 Note: Consolidated gold sales include 48k ozs in 1Q21, 56k ozs in 2Q21, 67k ozs in 3Q21e and 74k ozs in 4Q21e for noncontrolling interests. e = estimate. See Cautionary Statement. Note: Consolidated copper sales include 170 mm lbs in 1Q21, 166 mm lbs in 2Q21, 198 mm lbs in 3Q21e and 206 mm lbs in 4Q21e for noncontrolling interests; excludes purchased copper. 0 5 10 15 20 25 1Q21 2Q21 3Q21e 4Q21e 21 22 21 22 0 100 200 300 400 500 1Q21 2Q21 3Q21e 4Q21e 258 305 360 390 (million lbs)Copper Sales (thousand ozs)Gold Sales (million lbs)Molybdenum Sales 29

Click to edit Master title style 30 Grasberg - World Class Block Cave Design 9 31 72 102 126 129 130 Ramp-up Schedule (000’s t/d of Ore) 10 29 55 71 72 78 80 5 Production Blocks, 3 Currently Active 3 Production Blocks, 2 Currently Active ▪ Continuation of Ore Mined in Open Pit (300 meters below) ▪ 874 mm t @ 1.08% Copper & 0.73 g/t Gold ▪ YE 2020 Reserves: 17 bn lbs Copper; 13 mm ozs Gold ▪ By 2023: 335,000 Sq Meter Footprint (over 80 acres) ▪ Life of Mine: 725,000 Sq Meter Footprint (180 acres) ▪ Fully Autonomous Underground Rail System ▪ Annual Production @ Avg. Reserve Grade(1) • 950 mm lbs Copper & 700,000 ozs Gold ▪ Located Below DOZ Underground Block Cave Mine ▪ 1,500 meters below surface ▪ 439 mm t @ 0.89% Copper & 0.72 g/t Gold ▪ YE 2020 Reserves: 7 bn lbs Copper; 8 mm ozs Gold ▪ By 2022: 200,000 Sq Meter Footprint (~ 50 acres) ▪ Life of Mine: 450,000 Sq Meter Footprint (110 acres) ▪ Annual Production @ Avg. Reserve Grade(1) • 500 mm lbs Copper & 540,000 ozs Gold Grasberg Block Cave DMLZ 2019 2020 2021e 2022e 2023e 2024e 2025e Ramp-up Schedule (000’s t/d of Ore) (1) Access to higher ore grades expected in early years of production. e = estimate. See Cautionary Statement. Substantial Infrastructure in Place to Support Large-Scale Production 2019 2020 2021e 2022e 2023e 2024e 2025e Plan View N PB = Production Block 100 meters PB2N PB1S PB1N PB3 Current Cave 2 3 PB2S 1 3 Cave Fronts PB = Production Block Plan View PB1S N PB2N 100 meters PB1N 1 2 2 Cave Fronts

Click to edit Master title styleProject Update Grasberg Transition Remains on Track Deep MLZ (DMLZ) & Grasberg Block Cave (GBC) averaged 118,300 t/d in 2Q21: 20% above 1Q21 rates e = estimate. See Cautionary Statement. 4 10 12 15 11 10 10 0 10 20 30 40 1Q 4Q 2Q 4Q 2Q 3Qe Qtr Avg 2 2 3 3 DMLZ 10 24 34 30 18 27 0 10 20 30 40 1Q 4Q 2Q 4Q 2Q 3Qe Qtr Avg GBC 90 143 182 233 0 100 200 300 400 2019 2020 2021e 2022eActive Production Blocks 76 229 335 0 100 200 300 400 2019 2020 2021e 2022e 3 3 4 5 GBC DMLZ DMLZ GBC 2021e Exit Rate: 95 2021e Exit Rate: 60 Forecast Drawbelling Open drawbells provide scale – cumulative blasted Ore Extraction (000 t/d) 7 15 39 54 55 0 20 40 60 1Q19 4Q19 4Q20 2Q21 3Q21e 5 11 46 64 0 20 40 60 80 1Q19 4Q19 4Q20 2Q21 3Q21e 2021e20202019 2021e20202019 401 41 79 31

Click to edit Master title style 32 PT-FI Mine Plan Metal Sales, 2020 – 2025e NOTE: Amounts are projections. Timing of annual sales will depend on a number of factors, including operational performance, continued progress of the ramp-up of underground mining at PT-FI, impacts and duration of the COVID-19 pandemic, timing of shipments, and other factors. FCX's economic interest in PT-FI approximates 81.27% through 2022 and 48.76% thereafter. See Cautionary Statement. e = estimate. 0.8 1.33 1.6 1.7 1.6 1.5 0.84 1.3 1.6 1.8 1.7 1.6 2020 2021e 2022e 2023e 2024e 2025e Transition Year Cu bn lbs Au mm ozs Total: 7.7 billion lbs copper Annual Average: 1.55 billion lbs 2021e – 2025e Copper Total: 8.0 million ozs gold Annual Average: 1.6 million ozs 2021e – 2025e Gold

Click to edit Master title style $0 $2 $4 $6 $8 2021 2022 2023 2024 2025 2026 Thereafter FCX Debt Maturi ies as of 6/30/21 (US$ bns) $6.9 5.00%, 4.125%, 4.375%, 5.25%, 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes $1.1 $1.0 3.875% Sr. Notes 3.55% Sr. Notes $0.7 4.55% Sr. Notes CV Non-recourse FCX Revolver $ - Senior Notes 9.1 Cerro Verde Term Loan 0.5 Other 0.1 Total Debt $ 9.7 Consolidated Cash and Cash Eq. $ 6.3 Undrawn Credit Facility 3.5 Total Liquidity $ 9.8 $ - at 6/30/21Total Debt & Cash $ -$ - 33

Click to edit Master title style 34 2Q21 Copper Realization & 3Q21e Guidance $4.40/lb 2Q21 LME Average Copper Price 3-Mo. Fwd Price for Copper at the End of June FCX 2Q21 Consolidated Copper Price Realization FCX 2Q21 Prior Period Open Lb Adj. (aka Provisional Price Adj.) $4.25/lb $4.34lb(1) (Generally, 50/50 weight of qtrly avg and 3-mo forward price at end of period) Revenue/EBITDA: $173 mm Net income: $66 mm Earnings/share: $0.05 (1) Note that when quarter end forward pricing is below the average quarterly spot price, FCX’s consolidated quarterly copper rea lization can be expected to be below the quarterly average spot pricing. Conversely, the quarterly copper realization would be above the quarterly spot price average if quarter end forward curve pricing is above the quarterly average spot price. Quarterly copper realizations by region may vary from the consolidated average. e = estimate. See Cautionary Statement.  Open lbs priced at $4.25/lb on 6/30/21  Each $0.05 change in avg copper price in 3Q21 = $12 mm impact to 2021e net income  LME copper settled at $4.21/lb on 7/21/21 3Q21e Open Pound Guidance

Click to edit Master title style 35 Adjusted EBITDA Reconciliation (1) Other net charges primarily include $69 mm associated with non-recurring labor-related charges at Cerro Verde, net adjustments to environmental obligations and related litigation reserves ($20 mm for 2Q21 and $(17) mm for the 12 months ended 6/30/21) and asset impairments ($14 mm for 2Q21 and $39 mm for the 12 months ended 6/30/21). The 12 months ended 6/30/21 also include charges of $132 mm for a talc-related litigation accrual, $40 mm for costs directly associated with the pandemic and revised operating plans, including employee separation costs, and $37 mm associated with contested taxes and other matters at PT-FI. (2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies’ performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently. ($ in mm) 12 mos ended 2Q21 6/30/2021 Net income attributable to common stock $1,083 $2,838 Interest expense, net 148 649 Income tax provision 603 1,954 Depreciation, depletion and amortization 483 1,731 Metals inventory adjustments - 14 Net gain on sales of assets (3) (487) Accretion and stock-based compensation 35 197 Other net charges (1) 96 312 Loss on early extinguishment of debt - 60 Other income, net (9) (39) Net income attributable to noncontrolling interests 248 736 Equity in affiliated companies’ net earnings (6) (10) FCX Adjusted EBITDA (2) $2,678 $7,955

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